Exhibit (m)(3)(b)

                                   SCHEDULE A

                      EATON VANCE SPECIAL INVESTMENT TRUST
                            CLASS B DISTRIBUTION PLAN


                                                         SALES               DATE OF ORIGINAL PLANS
NAME OF FUND ADOPTING THIS PLAN                        COMMISSION               (INCEPTION DATE)            ADOPTION DATE
Eaton Vance Emerging Markets Fund                          5%             March 24, 1994                    June 23, 1997
Eaton Vance Greater India Fund                             5%             March 24, 1994                    June 23, 1997
Eaton Vance Balanced Fund*                                 5%             October 28, 1993/                 June 23, 1997
                                                                          June 19, 1995 (August 1,
                                                                          1995)/
                                                                          October 23, 1995
Eaton Vance Special Equities Fund                          5%             August 1, 1994/                   June 23, 1997
                                                                          June 19, 1995 (August 1,
                                                                          1995)/
                                                                          October 23, 1995
Eaton Vance Growth & Income Fund*                          5%             August 1, 1994/                   June 23, 1997
                                                                          June 19, 1995 (August 1,
                                                                          1995)/
                                                                          October 23, 1995
Eaton Vance Utilities Fund*                                5%             October 23, 1993/                 June 23, 1997
                                                                          June 19, 1995 (August 1,
                                                                          1995)/
                                                                          October 23, 1995
Eaton Vance Russia and Eastern Europe Fund                 5%             N/A                             November 17, 1997
Eaton Vance Small Company Growth Fund                    6.25%            N/A                             February 11, 2002
Eaton Vance Small-Cap Value Fund                         6.25%            N/A                               March 18, 2002

* These funds are successors in operations to funds which was reorganized, effective August 1, 1995, and the outstanding uncovered distribution charges of the predecessor funds were assumed by the above funds.